John Hancock Funds II

Supplement dated June 30, 2006

to

Class NAV, Class 1 and Class 3 Shares Prospectuses

Dated October 17, 2005

500 Index Fund

On June 30, 2006, the Board of Trustees approved the termination of the 500 Index Fund, which had no assets as of that date.

Advisory Fee Reductions

Effective June 1, 2006, the Adviser voluntarily agreed to reduce the advisory fee for the following funds of John Hancock Funds II (the “Fund”) to the rates set forth in the supplement to the Fund prospectus dated June 1, 2006 (the “Supplement”).

Core Bond

Mid Cap Core

Special Value

Large Cap

Large Cap Value

Utilities

Dynamic Growth

Vista

(collectively, the “Portfolios”)

On June 30, 2006, the Board of Trustees approved an amendment to the Fund’s advisory agreement reducing the advisory fee for each Portfolio effective June 30, 2006 to the rates set forth in the Supplement. As a result, the advisory fee reductions disclosed in the Supplement are no longer terminable at any time by the Adviser, and any future increases in the advisory fees for these Portfolios would require an amendment to the Fund’s advisory agreement.

In addition, on June 30, 2006 the Board of Trustees approved an amendment to the Fund’s advisory agreement reducing the advisory fee for the Value & Restructuring Fund effective October 1, 2006 to the rates noted below.

Portfolio	First $500 million of Aggregate Net Assets	Between $500 million and $1 billion of Aggregate Net Assets	Excess Over $1 billion of Aggregate Net Assets
Value & Restructuring[1]	0.825%	0.800%	0.775%

1For purposes of determining Aggregate Net Assets, the net assets of the Value & Restructuring Trust, a series of John Hancock Trust, and the Value & Restructuring Fund, a series of John Hancock Funds II, are included.

JHIIPS2	6/30